Income Taxes - Reconciliation of Income Taxes (Details) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Reconciliation of income taxes to the expected statutory federal corporate income tax rates
Expected income tax expense			$ (799)	$ (18,483)
State tax expense, net of federal benefit			56	99
State rate change			(640)	(731)
Change in valuation allowance			1,218	19,016
Corporate-owned life insurance interest and premiums			96	170
Other			140	62
Total income tax expense	$ 23	$ (19)	$ 71	$ 133